UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-164120
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 21
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-04460
Amendment No. 211
☒
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2023

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2023 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options Premier
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Prospectus: May 1, 2023
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "free look" period). The length of the free look period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum free look period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be the Policy Account Value or, in certain states, the greater of the initial Premium payment or the Policy Account Value. For more information, see Canceling a Policy (Free Look Right).
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
You should read your Policy along with this prospectus.

Glossary
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the
Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the
Beneficiary.

Code – The Internal Revenue Code of 1986, as amended.
Company (we, us, our, NLIC) – Nationwide Life Insurance Company.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium
Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.

Face Amount – The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.

Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account
Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living.
The Policy will end on the Final Policy Date.

Free Look Period – The period shown on the Policy's front page during which the owner may examine and return the
Policy to the Service Center and receive a refund. The length of the Free Look Period varies by state.

Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Guaranteed Account – Part of the NLIC general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest..
Indebtedness – The total amount of all outstanding Policy loans, including both principal and interest due.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy and whose death triggers the payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Lapse – When the Policy terminates without value after a Grace Period. The owner may reinstate a lapsed Policy, subject to certain conditions.
Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.
Minimum Guarantee Premium – The amount necessary to guarantee the Policy will not Lapse during the first five
Policy Years (during the first eight Policy Years for Policies issued on or before July 31, 2005). It is equal to the minimum annual premium (as set forth in your Policy) multiplied by the number of months since the Policy Date
(including the current month) divided by 12.

Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non- smoker, smoker, and preferred. There also are classes with extra ratings.
Premiums – All payments you make under the Policy other than repayments of Indebtedness.
Rider – An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding
Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.

SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The
SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.

Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service
Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.

Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York
Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day.
Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Written Notice or Request – The Written Notice or Request the owner must complete, sign, and send to the Service Center to request or exercise his or her rights as owner under the Policy.
Fund – An investment company that is registered with the SEC. The Policy allows the owner to invest in certain Portfolios of the Funds that are listed in Appendix A: Portfolios Available Under the Policy.Minimum Initial Premium – An amount equal to the minimum annual premium (as set forth in your Policy) multiplied by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest. Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge. Owner (also Policy Owner, policy owner, owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.Policy Account Value, or Cash Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.Policy Anniversary – The same day and month as the Policy Date in each later year.Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The 1st Policy Processing Day is the Policy Date.Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.Subaccount – A subdivision of Nationwide Provident VLI Separate Account 1. NLIC invests each Subaccount's assets exclusively in shares of one Portfolio. Surrender – To cancel the Policy by signed Request from the Owner and return of the Policy to the Service Center. Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – For up to 12 years from the Policy Date, or effective date of any Face
Amount increase, surrender charges and additional surrender charges are deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Face Amount (see
Surrender Charges and Additional Surrender Charges). These charges will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $4.90 per $1,000 of Face Amount plus the lessor of (a) 35% of all Premiums paid to date, or (b)
up to 70% of Target Premium for the initial Face Amount, and the maximum additional surrender charge is $4.90 per $1,000 for each increase in Face Amount plus the lessor of
(a) 35% of Premiums allocated to the increase in Face Amount, or (b) up to 70% of Target
Premium for the initial Face Amount. For example, for a policy with a $100,000 Face
Amount, a complete surrender could result in a surrender charge of $1,365.70.

Partial Withdrawal Charge – For each partial withdrawal requested, Nationwide deducts
$25 from the remaining Policy Account Value (see Partial Withdrawal Charge).

Transaction Charges
The policy owner may also be charged for other transactions as follows:
• Premium Expense Charge – Deducted from each premium payment.
• Face Amount Increase Charge – Deducted upon increase in Face Amount.
• Transfer Charge – Deducted upon transfer for the 13th and each additional transfer made during a Policy Year.
• Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Supplementary Benefits.

Ongoing Fees and Expenses (periodic charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Supplementary
Benefits. Please refer to the Policy Data Pages of your policy for rates applicable to the policy.

A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.26%[1]	1.82%[1]
1 As a percentage of underlying mutual fund assets.

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charges and Additional Surrender
Charges). In addition, taking policy loans may increase the risk of lapse and may result in adverse tax consequences (see Loans).

Risks Associated with Investment Options
• Investment in this policy is subject to the risk of poor investment performance of the investment options chosen by the policy owner.
• Each investment option and the Guaranteed Account will have its own unique risks.
• Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

RISKS
Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under the Guaranteed Account), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see
Principal Risks).

Policy Lapse
The policy is at risk of lapsing when the Net Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Net Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to
Lapse. There is no separate additional charge associated with reinstating a Lapsed policy.
The Death Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Policy Lapse and Reinstatement.

RESTRICTIONS
Investments
• Nationwide may restrict the form in which Subaccount transfer requests will be accepted
(see Transfers).
• Nationwide may limit the frequency and dollar amount of transfers involving the
Guaranteed Account (see The Guaranteed Account and Transfers).
• Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Investments).

Optional Benefits
• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
• Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
For more information, see Supplementary Benefits.

TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Federal Income Tax Considerations.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see
Distribution of Policies).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Owner will select a Premium payment plan for the policy at the time of application. Within limits, the Owner may vary the frequency and amount of the Premiums paid, see Premiums.
Net Premium, loan repayments, and Policy Account Value may be allocated to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account. The Guaranteed Account is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year, subject to a minimum guaranteed interest rate. The Separate Account has Subaccounts which invest exclusively in Portfolios of mutual funds. The Separate Account contains a separate Subaccount for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Portfolios Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Insurance Proceeds
NLIC pays Insurance Proceeds to the Beneficiary upon due proof of death of the Insured. The Insurance Proceeds equal the death benefit and any additional insurance provided by Rider less any Indebtedness and unpaid Monthly Deductions.
The Policy Account Value and Death Benefit, to the extent the Death Benefit includes or is based on the Policy Account Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested and cumulative variable account and policy charges assessed by NLIC over the life of the policy.
Death Benefit Option A and Option B
In the Application, the owner chose between two death benefit options under the Policy. NLIC will not issue the Policy until a death benefit option has been elected. NLIC calculates the amount available under each death benefit option as of the Insured's date of death.
Death Benefit Option A is equal to the greater of:
•
the Face Amount (which is the amount of insurance selected); or
•
the Policy Account Value multiplied by the applicable percentage listed in the table below.
Death Benefit Option B is equal to the greater of:
•
the Face Amount plus the Policy Account Value; or
•
the Policy Account Value multiplied by the applicable percentage listed in the table below.

Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
Attained Age	Percentage
65	120%
70	115%
75 through 90	105%
95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
For additional information, see Death Benefit.
Change in Death Benefit Option and Face Amount
After the first Policy Year and at least 12 months after any increase in Face Amount, an Owner may change death benefit options while the Policy is in force. Also, after the 1st Policy Year, an Owner may change the Face Amount subject to certain conditions. NLIC applies a charge for increases in Face Amount, and may apply a surrender charge and/or additional surrender charge for decreases in Face Amount. A change in death benefit option or Face Amount may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, an Owner may receive accelerated payment of part of the death benefit if the Insured develops a terminal illness or, for Policies issued before April 9, 2001, or the date of state approval, if later, is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit
Under the Long-Term Care Benefit Riders, an Owner may receive periodic payments of a portion of the death benefit and a waiver of Monthly Deductions if the Insured becomes chronically ill. NLIC imposes a monthly charge with the election of any of these Riders. There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Policy Cancellation, Surrender, and Partial Withdrawals
Policy Cancellation
When the Policy is received, a 10-day "free look" period begins. The Policy may be returned during this period for a refund. A Free Look Period, for the increase, also begins when a requested increase in Face Amount is issued.
Surrender
At any time while the Policy is in force, an Owner may make a written request, by submitting a Surrender form to the Service Center to Surrender the Policy and receive the Net Cash Surrender Value. A Surrender may have tax consequences.
Partial Withdrawal
After the first Policy Year, an Owner may make a Written Request to withdraw part of the Net Cash Surrender Value, subject to the following rules. Partial withdrawals may have tax consequences.
•
The request must be for at least $1,500.
•
For each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value.
•
If death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal.
•
Unless specified otherwise, NLIC will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers. NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited to up to 25% of the Guaranteed Account Value. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request at the Service Center. NLIC requires the minimum amount an Owner may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear a maximum annual interest rate of 6% ("charged interest rate"), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time while the Insured is alive and the Policy is in force. NLIC credits interest on amounts in the Loan Account ("earned interest rate") and guarantees that the annual earned interest rate will not be lower than 4%. NLIC currently credits an earned interest rate of 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. As collateral for the loan, NLIC transfers an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless otherwise specified by the Owner.
Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering or taking partial withdrawals from the Policy. Please refer to the Policy Data Pages of your Policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that an Owner will pay at the time the Owner pays Premium into the Policy, surrenders or takes partial surrenders from the Policy, or transfers Policy Account Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
Percent of Premium Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium for the Initial Face Amount	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium[3] for the Initial Face Amount
Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	During Policy Years 1-6, $4.90 per $1,000 of Face Amount	During Policy Years 1-6, $4.90 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge:
Additional Deferred Sales Charge[5]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount
The lesser of: (1) 35% of
Premiums allocated to
the increase in Face
Amount, or (2) during the
first six years following
the effective date of the
increase in Face Amount,
70% of the Target
Premium for each
increase in Face Amount

The lesser of: (1) 35% of
Premiums allocated to the
increase in Face Amount,
or (2) during the first six
years following the
effective date of the
increase in Face Amount,
70% of the Target
Premium for each
increase in Face Amount

Additional Deferred Administrative Charge[6]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Face Amount Increase Charge[7]	Upon increase in Face Amount	$60.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal
Transfer Fees[8]	Upon transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100

NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.

Beginning in year 7, the deferred sales charge decreases each Policy Year to 0% after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

The Target Premium varies based on the Insured's Issue Age, sex, Premium Class, and initial Face Amount (or increase in Face Amount). The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount.

Beginning in year 7, the deferred administrative charge decreases each Policy Year to $0 after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

Beginning in the 7th year following an increase in Face Amount, the additional deferred sales charge decreases each year to 0% after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

Beginning in the 7th year following an increase in Face Amount, the additional deferred administrative charge decreases each year to $0 after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase.

NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
The next table describes the fees and expenses that an Owner will pay periodically while the Policy is in force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[9] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk[10] per month	$0.04 - $148.28 per $1,000 of net amount at risk per month during Policy Years 1-15
Charge for a male Insured, Attained Age 39, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.18 per $1,000 of net amount risk per month	$0.17 per $1,000 of net amount at risk per month
Initial Administrative Charge[11]	On Policy Date and monthly on Policy Processing Day	$5	$5
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00[12]

Mortality and Expense Risk Charge[13]	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the owner is invested	Annual rate of 0.75% of the average daily net assets of each Subaccount in which the owner is invested
Loan Interest Charge[14]	On Policy Anniversary or earlier, as applicable[15]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
Optional Benefit Charges[16]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Additional Insurance Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.02 - $115.10 per $1,000 of Rider coverage amount per month
Charge for a male Insured, Attained Age 44, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.26 per $1,000 of Rider coverage amount per month	$0.10 per $1,000 of Rider coverage amount per month
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.06 - $113.17 per $1,000 of Rider coverage amount per month
Charge for a female Insured, Attained Age 39, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.16 per $1,000 of Rider coverage amount per month	$0.11 per $1,000 of Rider coverage amount per month
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 39	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 32	On rider policy date and monthly on Policy Processing Day	2.8% of the monthly benefit amount per month	2.8% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Guaranteed Minimum Death Benefit Rider	On Rider Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
Long-Term Care Benefit Riders:

1. Long-Term Care Acceleration Benefit Rider[17] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02[18] - $3.24[19] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[20] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month
3. Long-Term Care Extended Insurance Benefit Rider[21] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01[22] - $8.72[23] per $1,000 of rider coverage amount per month
Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the Rider), and assuming lifetime payments	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of Rider coverage amount per month
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.

Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning cost of insurance charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.

The net amount at risk is equal to the death benefit on the Policy Processing Day minus the Policy Account Value on the Policy Processing Day.

NLIC only deducts the initial administrative charge on the first 12 Policy Processing Days.

Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the Current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.

The mortality and expense risk charge may be offset by the Special Policy Account Value Credit, which is an amount added to the Policy Account Value in the Subaccounts under certain conditions, see Policy Account Values.
14
The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest NLIC charges for a loan [6.00% annually] and the amount of interest NLIC credits to the Loan Account [guaranteed not be lower than 4.00% annually]). After offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% annually.
15
While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, Surrender, Policy termination, or the Insured's death.
16
Charges for the Additional Insurance Benefit Rider, Convertible Term Rider, Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, and Long-Term Care Benefit Riders may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and net amount at risk. Charges based on Attained Age may increase as the Insured ages. The Rider charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the Rider charges applicable to the Policy, and more detailed information concerning these Rider charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.
17
NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this Rider's charge during the time NLIC pay benefits under the Rider.
18
Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.

19
Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
20
NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
21
We may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. We waive this Rider's charge during the time we pay benefits under the Rider.
22
Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
23
Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that an Owner may periodically pay while the Policy is in force. A complete list of the underlying mutual funds available under the Policy, including their annual expenses, may be found at the back of this document in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.26%	1.82%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Policy Account Value in the early policy years could incur potentially substantial surrender charges. The Policy Account Value, and the Death Benefit to the extent the Death Benefit includes or is based on the Policy Account Value, will be dependent upon the investment performance of the policy owner’s investment allocations and the fees, expenses, and charges paid over the life of the policy. A policy owner may not earn sufficient returns from his or her selection of investment options to pay a policy’s periodic charges so that additional Premium payments may be required over the life of the policy to prevent it from lapsing. Policy guarantees that exceed the value of the separate account, including payment of the Death Benefit, are subject to Nationwide’s claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Subaccount Investment Experience
The Subaccounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Subaccount charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional. The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. The Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Lapse
If Net Cash Surrender Value is insufficient to pay the Monthly Deduction and other charges, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will Lapse unless a sufficient payment is made during the Grace Period. The Policy may also Lapse if Indebtedness reduces the Net Cash Surrender Value to zero. The Policy generally will not Lapse: (1) during the first five Policy Years, or during the first eight Policy Years for Policies issued on or before July 31, 2005, if Premiums (less any Indebtedness and partial withdrawals) are paid in excess of the Minimum Guarantee

Premium; (2) if the Owner purchased a Guaranteed Minimum Death Benefit Rider and meets certain conditions; or (3) if a payment equal to three Monthly Deductions is made before the end of the Grace Period. Subject to certain conditions, a lapsed Policy may be reinstated.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Withdrawal and Surrender Risks
The surrender charge under the Policy applies for 12 Policy Years after the Policy Date. An additional surrender charge will be applicable for 12 years from the date of any increase in the Face Amount. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
Even if the Owner does not ask to Surrender the Policy, surrender charges and additional surrender charges may play a role in determining whether the Policy will Lapse because surrender charges and additional surrender charges decrease the Net Cash Surrender Value, which is a measure NLIC uses to determine whether the Policy will enter a Grace Period, and may Lapse, see Risk of Lapse. Partial withdrawals are not permitted during the 1st Policy Year, and NLIC will reduce the Face Amount by the amount of the partial withdrawal if death benefit Option A is in effect.
A Surrender or partial withdrawal may have tax consequences.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.
Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
If an Owner allocates Net Premiums to the Guaranteed Account, NLIC will credit the Policy Account Value (in the Guaranteed Account) with a declared rate of interest. The Owner assumes the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.

Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
If an Owner allocates Net Premiums to the Guaranteed Account, NLIC will credit the Policy Account Value (in the Guaranteed Account) with a declared rate of interest. The Owner assumes the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Cybersecurity
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners. This makes NLIC potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to electronically interact with service providers. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. In connection with any such cyber-attacks, NLIC and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that NLIC, its service providers, or the underlying mutual funds will avoid losses affecting the Policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Account Values are adversely affected as a result of the failure of NLIC’s cybersecurity controls, NLIC will take reasonable steps to restore Policy Account Values to the levels that they would have been had the cyber-attack not occurred. NLIC will not, however, be responsible for any adverse impact to Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The

Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The Investment Experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolios Available Under the Policy.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)
remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)
substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)
substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)
transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)
combine the Separate Account with other separate accounts, and/or create new separate accounts;

(6)
deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)
modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the sub-accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.
The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Surrenders and Partial Withdrawals.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
Transfers
The owner may make transfers between and among the Subaccounts and the Guaranteed Account. NLIC determines the amount available for transfers at the end of the Valuation Period when the request is received. The following features apply to transfers under the Policy:
•
The minimum transfer is $1,000, or the total value in the Subaccount or Guaranteed Account, if less.
•
NLIC deducts a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Some transfers do not count as transfers for the purpose of assessing the transfer charge, see Transfers from the Guaranteed Account.
•
NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading.
•
NLIC considers each telephone, fax, email, or Written Request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.
•
NLIC processes transfers based on unit values determined at the end of the Valuation Day when the transfer request is received at the Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 pm, EST), which coincides with the end of each Valuation Period. Therefore, NLIC will process any transfer request received after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the New York Stock Exchange.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•
the dilution of the value of Policy Owners' interests in the Portfolio;
•
Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•
increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.

Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.
Currently, none of the Portfolios assess a short-term trading fee.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers within one calendar quarter
NLIC will mail a letter to the Policy Owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfers events total 11 within two consecutive calendar quarters or 20 within one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfers within one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
For calendar year restrictions, each January 1, NLIC will start the monitoring anew, so that each Policy starts with 0 transfer events each January 1. However, for restrictions on transfer events within two consecutive calendar quarters, Nationwide does not start the monitoring anew on January 1. Instead, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, as described herein.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;

(2)
request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
(3)
instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers from the Guaranteed Account
An owner may make one transfer out of the Guaranteed Account within 30 days prior to or following each Policy Anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If NLIC receives a request for this transfer within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary. If this request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at the Service Center.
Dollar Cost Averaging
The owner may elect to participate in a dollar cost averaging program in the Application or by completing an election form. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of Premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the guaranteed account. This allows the owner to potentially reduce the risk of investing most of his or her Premium into the Subaccounts at a time when prices are high. NLIC does not assure the success of this strategy. Success depends on market trends. NLIC cannot guarantee that dollar cost averaging will result in a profit or protect against loss. The owner should carefully consider his or her financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
Example:
Owner elects to participate in Dollar Cost Averaging and has transferred $30,000 to
Subaccount A, which will serve as the source investment option for her Dollar Cost
Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $1,500 to Subaccount L and $1,000 to Subaccount M. Each month, Nationwide will automatically transfer $2,500 from Subaccount A and allocate $1,000 to Sub-Account M and $1,500 to Sub-Account L until Subaccount A is depleted.

If the Owner elects the dollar cost averaging program offered under the Policy, each month on the Policy Processing Day Nationwide will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to the designated "target accounts" in the percentages selected. The Owner may have multiple target accounts.
To participate in dollar cost averaging, elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):
Dollar Cost Averaging Period	Minimum Amount
6 months	$3,000
12 months	$6,000
18 months	$9,000
24 months	$12,000
30 months	$15,000
36 months	$18,000
If dollar cost averaging has been elected, the program will start on the first Policy Processing Day after the later of:
(1)
the Policy Date;
(2)
the end of the 15-day period when Premiums have been allocated to the Money Market Subaccount; or

(3)
when the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.
Dollar cost averaging will end if:
•
Written Request to cancel your participation is received at Nationwide's Service Center;
•
the value in the chosen Subaccount is insufficient to make the transfer;
•
the specified number of transfers has been completed; or
•
the Policy enters the Grace Period.
The Owner will receive Written Notice confirming each transfer and when the program has ended. The Owner is responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading. Nationwide may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days Written Notice. The dollar cost averaging program cannot be chosen while participating in the automatic asset rebalancing program or if a Policy loan is outstanding.
Automatic Asset Rebalancing
NLIC also offers an automatic asset rebalancing program under which NLIC will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy Account Value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the Policy Account Value in the Subaccounts at the end of each quarterly or annual period to match the Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer Policy Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The automatic asset rebalancing program does not guarantee gains, nor does it assure that there will not be losses. Policy Account Value in the Guaranteed Account is not available for this program.
Example:
Owner elects to participate in Automatic Asset Rebalancing and has instructed his Policy
Account Value be allocated as follows and rebalanced on a quarterly basis: 40% to
Subaccount A, 40% to Subaccount B, and 20% to Subaccount C. Each quarter, Nationwide will automatically rebalance Owner’s Policy Account Value by transferring Policy Account
Value among the three elected Subaccounts so that his 40%/40%/20% allocation remains intact.

To participate in the automatic asset rebalancing program:
•
this feature must be elected in the Application or after issue by submitting an automatic asset rebalancing request form to the Service Center; and
•
the Policy Account Value must be, at minimum, $1,000.
There is no additional charge for the automatic asset rebalancing program. Any reallocation that occurs under the automatic asset rebalancing program will not be counted towards the 12 "free" transfers allowed during each Policy Year. This program may be ended at any time.
Automatic asset rebalancing will end if:
•
the total value in the Subaccounts is less than $1,000;
•
a transfer is made;
•
changes are made to the current premium allocation instructions; or
•
Nationwide receives Written Request to terminate the program.
Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading. Nationwide may modify, suspend, or discontinue the automatic asset rebalancing program at any time. Automatic asset rebalancing cannot be chosen while participating in the dollar cost averaging program.

Additional Transfer Rights
Special Transfer Right
Once, at any time during the first two years following the Policy Issue Date, the owner may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future Net Premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. NLIC will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Conversion Privilege for Increase in Face Amount
Once, at any time during the first two years following an increase in the Policy's Face Amount, the owner may exchange the amount of the increase for a fixed benefit permanent life insurance policy without Evidence of Insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on the rates in effect for the same sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount. The new policy will have the same Face Amount and Policy Issue Date as the amount and effective date of the increase. NLIC will refund the expense charge for the increase and the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion. NLIC will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Change in Subaccount Investment Policy
If the investment policy of a Subaccount is materially changed, the owner may transfer the portion of the Policy Account Value in that Subaccount to another Subaccount or to the Guaranteed Account.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by telephone at 1-800-688-5177 (TDD 1-800-238-3035)
•
by mail to Nationwide Life Insurance Company, P.O. Box 182928, Columbus, Ohio 43218-2928
•
by fax at 1-888-677-7393
•
by Internet at www.nationwide.com or access is also available to the Owner at https://provconnect.nationwidefinancial.com
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.

If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
The Policy
Purchasing a Policy
To purchase a Policy, a prospective owner must submit a completed Application and an initial Premium to the Service Center through any licensed life insurance agent who is appointed by NLIC and who is also a registered representative. If the Application and/or initial Premium is submitted to the agent, NLIC will not begin processing the purchase order until the Application and initial Premium are received from the agent's broker-dealer. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations.
The minimum Initial Face Amount is $50,000 for all Premium Classes except preferred, and $100,000 for the preferred Premium Class. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued Policies at any time.
Generally, the Policy is available for Insureds between Issue Ages one through 85. NLIC can provide prospective owners with details as to the NLIC underwriting standards upon application for a policy. The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our NLIC’s underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify underwriting standards on a prospective basis to newly issued policies at any time.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember that the portion of any amounts allocated to our general account and any guaranteed benefits that may be provided under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must be in the currency of the United States of America.

In order to comply with the USA Patriot Act and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Replacement of Existing Insurance
It may not be in the best interest of the policy owner to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Prospective policy owners should compare existing insurance and the Policy carefully. Prospective owners should replace existing insurance only when it is determined that the Policy is better for him or her. Policy owners may have to pay a surrender charge on existing insurance, and the Policy will impose a new surrender charge period. Consult a financial professional or tax advisor to make sure the exchange will be tax-free. Surrendering the existing policy for cash and then buying the Policy may result in payment of a tax, including possibly a penalty tax, on the Surrender. Because NLIC will not issue the Policy until an initial Premium has been received from the owner’s existing insurance company, the issuance of the Policy may be delayed.
When Insurance Coverage Takes Effect
NLIC will issue the Policy only if the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. However, full insurance coverage under the Policy will take effect only if the Minimum Initial Premium also has been paid. NLIC begins to deduct monthly charges from the Policy Account Value on the Policy Issue Date.
NLIC may provide temporary insurance coverage before full insurance coverage takes effect, subject to underwriting rules and Policy conditions. The amount of temporary insurance coverage NLIC provides may be less than the amount of full insurance coverage the owner later receives. If temporary insurance does not take effect, then no insurance shall take effect unless and until: (1) the underwriting process has been completed; (2) the Application has been approved; (3) the Minimum Initial Premium has been paid; and (4) there has been no change in the insurability of any proposed Insured since the date of Application.
Canceling a Policy (Free Look Right)
Initial Free Look
For a limited time, commonly referred to as the "free look" period, the policy may be cancelled for a refund. The free look period expires 10 days after the owner receives the policy, or longer if required by state law.
If an owner decides to cancel the policy during the free look period, he or she should return the policy to the sales representative who sold it or return it to the Service Center along with a written cancellation request. If returned by U.S. mail, the written request must be post-marked by the last day of the free look period. If returned by means other than U.S. mail, the written request must be received by the last day of the free look period. If the Policy was not post-marked, or if it is not received at the Service Center by the close of business on the date the free look period expires, the owner will not be permitted to cancel the Policy free of charge. If the Policy is canceled, NLIC will treat the Policy as if it was never issued.
Within seven days of a cancellation request, NLIC will refund the amount prescribed by law. Depending upon the law in the state you live in, the amount refunded will be the Policy Account Value or, in certain states, the greater of the initial Premium payment or the Policy Account Value.
If the Policy was issued in a state that requires NLIC to refund the initial Premium payment, NLIC will allocate initial Net Premium to the fixed accounts as instructed, but hold all of the initial Net Premium designated to be allocated to the Subaccounts in the available money market Subaccount until the free look period expires. At the expiration of the free look period, NLIC will transfer the variable account Policy Account Value to the Subaccounts based on the allocation instructions in effect at the time of the transfer.
If the policy was issued in a state or territory that requires refund of the Policy Account Value, NLIC will allocate all of the initial Net Premium to the designated Subaccounts and fixed accounts based upon the allocation instructions in effect at that time, at the price next determined.

Free Look for Increase in Face Amount
A Free Look Period also begins if the owner requests an increase in Face Amount. The owner may cancel an increase in Face Amount until 10 days after he or she receives the new Policy schedule pages reflecting the increase. This period will be longer if required by state law. If the owner exercises this right, all Monthly Deductions attributable to the increase plus the Face Amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless he or she requests a refund of this amount.
Ownership and Beneficiary Rights
The Policy belongs to the owner named in the Application. While the Insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the Insured unless the Application specifies a different person as the Insured or the owner is changed thereafter. If the owner is not the Insured and dies before the Insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). The principal rights of the owner include selecting and changing the Beneficiary, changing the owner, and assigning the Policy. Changing the owner or assigning the Policy may result in tax consequences.
The principal right of the Beneficiary is the contingent right to receive the Insurance Proceeds under the Policy. Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Insurance Proceeds intended for a minor’s benefit.
Modifying the Policy
Any modification or waiver of NLIC’s rights or requirements under the Policy must be in writing and signed by NLIC’s president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice, NLIC may modify the Policy:
•
to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law or regulation issued by a government agency to which the Policy, our Company, or the Separate Account is subject;
•
to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, NLIC reserves the right to amend the provision to conform to these laws.
Other Policies
NLIC offers other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect Subaccount performance and Policy Account Value. To obtain more information about these other policies, owners should contact the Service Center or his or her agent.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.

To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•
the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•
the current Net Cash Surrender Value;
•
the current death benefit;
•
the current amount of any Indebtedness;
•
any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•
any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Premiums
Minimum Initial Premium
No insurance will take effect until the Minimum Initial Premium is paid. The health and other conditions of the Insured described in the Application must not have changed during that time.
Premium Flexibility
On application for a Policy, a prospective owner will elect to pay Premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). NLIC will then send a premium reminder notice as each payment becomes "due." However, the owner does not have to pay Premiums according to any schedule. The owner has flexibility to determine the frequency and the amount of the Premiums paid, and can change the planned periodic premium schedule at any time. If a Premium payment is submitted pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. The owner may also send Premium payments to the Service Center, or send additional Premium payments by wire transfer. If the owner submits a Premium payment to his or her agent, NLIC will not begin processing the Premium until it is received it from the owner’s agent's broker-dealer. In the event of an outstanding Policy loan, NLIC will credit all payments sent as loan repayments unless the policy owner provides Written Notice for the payments to be applied as Premium payments. For New York residents, NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments. The owner may also choose to have Premium payments automatically deducted monthly from his or her bank account or other source under the automatic payment plan. Payment of the planned periodic Premiums does not guarantee that the Policy will remain in force, see Policy Lapse and Reinstatement.
The owner may not pay any Premiums after the Policy's Final Policy Date. The owner may not pay Premiums less than $20, and NLIC reserves the right to increase this minimum to an amount not exceeding $500 upon 90 days Written Notice. NLIC has the right to limit or refund any Premium or portion of a Premium if:
(1)
the Premium would disqualify the Policy as a life insurance contract under the Code;
(2)
the amount paid is less than the minimum dollar amount allowed (currently $20); or
(3)
the Premium would increase the net amount at risk (unless NLIC is provided with satisfactory Evidence of Insurability).

The policy owner can stop paying Premiums at any time and the Policy will continue in force until the earlier of the Final Policy Date, or the date when either: (1) the Insured dies; (2) the Grace Period ends without a sufficient payment, see Policy Lapse and Reinstatement; or (3) NLIC receives Written Notice requesting a Surrender of the Policy.
Minimum Guaranteed Premium
The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first five Policy Years, or during the first eight Policy Years for policies issued on or before July 31, 2005. The Policy's specifications page will show a Minimum Guarantee Premium amount for the Policy, which is based on the Insured's Issue Age, sex, Premium Class, Face Amount, and Riders. The Minimum Guarantee Premium will increase if the owner increases the Face Amount or adds supplemental benefits to the Policy. The Minimum Guarantee Premium will decrease for any supplemental benefit the owner decreases or discontinues. The Minimum Guarantee Premium will not decrease if the owner decreases the Face Amount, see Death Benefit.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed these limits. NLIC has established procedures to monitor whether aggregate Premiums paid under a Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, NLIC will accept only that portion of the Premium that would make total Premiums equal the maximum amount that may be paid under the Policy. NLIC will send notification of available options with regard to the excess Premium. If a satisfactory arrangement is not made, NLIC will refund this excess. If total Premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the Policy Account Value less any surrender charges or additional surrender charges) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum premium limitations.
Refund of Excess Premium for Modified Endowment Contracts
At the time a Premium is credited which would cause the Policy to become a MEC, NLIC will notify the owner that the Policy will become a MEC unless a refund of the excess Premium is requested within 30 days after receiving the notice. If a refund is requested, NLIC will deduct the Policy Account Value attributable to the excess Premium, including any interest or earnings on the excess Premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the Premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess Premium paid, including any interest or earnings on the excess Premium, will be returned, see Federal Income Tax Considerations.
Tax-Free Exchanges (1035 Exchanges)
NLIC may accept as part of initial Premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Consult a tax advisor to discuss the potential tax effects of such a transaction.
Allocating Premiums
When applying for a Policy, prospective owners must instruct NLIC in the Application to allocate Net Premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:
•
allocation percentages must be in whole numbers and the sum of the percentages must equal 100%;
•
NLIC will allocate the Net Premium as of the Valuation Day it is received at the Service Center according to the owner’s current premium allocation instructions, unless otherwise specified; and
•
changes to the allocation instructions for additional Net Premiums without charge must be provided by Written Notice. Any change in allocation instructions will be effective on the Valuation Day NLIC records the change.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. Policy owners bear the entire investment risk for amounts allocated to the Subaccounts. The policy owner should periodically review his or her allocation schedule in light of market conditions and overall financial objectives.

Delay in Allocation
Certain states require refund of all payments less any partial withdrawals and Indebtedness, in the event a policy owner cancels the Policy during the Free Look Period, see Canceling a Policy (Free Look Right). In those states, any Premiums a policy owner requests be allocated to Subaccount(s) which are received at the Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium will be allocated to the Money Market Subaccount. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Policy Account Values
Policy Account Value
The Policy Account Value serves as the starting point for calculating values under a Policy.
Policy Account Value:
•
equals the sum of all values in the Guaranteed Account, the Loan Account, and in each Subaccount;
•
is determined first on the Policy Date and then on each Valuation Day; and
•
has no guaranteed minimum amount and may be more or less than Premiums paid.
Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen, interest NLIC credits to the Guaranteed Account, charges deducted by NLIC, and any other transactions (e.g., transfers, partial withdrawals, and loans). NLIC does not guarantee a minimum Policy Account Value.
Net Cash Surrender Value
The Net Cash Surrender Value is the amount NLIC pays to the policy owner when the policy is Surrendered. NLIC determines the Net Cash Surrender Value at the end of the Valuation Period when the written Surrender request is received at the Service Center.
Net Cash Surrender Value at the end of any Valuation Day equals:
•
the Policy Account Value as of such date; minus
•
any surrender charge or additional surrender charge as of such date; minus
•
any outstanding Indebtedness.
Subaccount Value
At the end of any Valuation Period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.
The number of units in any Subaccount at the end of any Valuation Day equals:
•
the initial units purchased at the unit value on the Policy Issue Date; plus
•
units purchased with additional Net Premiums; plus
•
units purchased with Special Policy Account Value Credits, see Policy Account Values; plus
•
units purchased via transfers from another Subaccount, the Guaranteed Account, or the Loan Account; minus
•
units redeemed to pay for Monthly Deductions; minus
•
units redeemed to pay for partial withdrawals; minus
•
units redeemed as part of a transfer to another Subaccount, the Guaranteed Account, or the Loan Account.
Every time money is allocated or transferred to or from a Subaccount, NLIC converts that dollar amount into units. NLIC determines the number of units credited to, or subtracted from, the Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period in which the transaction request is received.

Unit Value
NLIC determines a unit value for each Subaccount to reflect how investment performance affects the Policy Account Value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one Valuation Period to the next.
The unit value of any Subaccount at the end of any Valuation Day equals:
•
the unit value of the Subaccount on the immediately preceding Valuation Day; multiplied by
•
the net investment factor for that Subaccount on that Valuation Day.
The net investment factor:
•
measures the investment performance of a Subaccount from one Valuation Period to the next;
•
increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and
•
decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge.
Guaranteed Account Value
On the Policy Issue Date, the Guaranteed Account value is equal to the Net Premiums allocated to the Guaranteed Account, less the portion of the first Monthly Deduction taken from the Guaranteed Account.
The Guaranteed Account value at the end of any Valuation Day is equal to:
•
the Net Premium(s) allocated to the Guaranteed Account; plus
•
any amounts transferred to the Guaranteed Account (including amounts transferred from the Loan Account); plus
•
interest credited to the Guaranteed Account; minus
•
amounts deducted to pay for Monthly Deductions; minus
•
amounts withdrawn from the Guaranteed Account; minus
•
amounts transferred from the Guaranteed Account to a Subaccount or to the Loan Account.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows:
•
for amounts in the Guaranteed Account for the entire Policy month, interest will be credited from the beginning to the end of the Policy month;
•
for amounts allocated to the Guaranteed Account during the prior Policy month, interest will be credited from the date the Net Premium or loan repayment is allocated to the end of the Policy month;
•
for amounts transferred to the Guaranteed Account during the prior Policy month, interest will be credited from the date of the transfer to the end of the Policy month;
•
for amounts deducted or withdrawn from the Guaranteed Account during the prior Policy month, interest will be credited from the beginning of the prior Policy month to the date of deduction or withdrawal.
Special Policy Account Value Credit
The Special Policy Account Value Credit is an amount added to the Policy Account Value in the Subaccounts on each Policy Processing Day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the Policy Account Value less the Loan Account value equals or exceeds $100,000.
Special Policy Account Value Credit is equal to 0.03% (0.36% annually) multiplied by the Policy Account Value in the Subaccounts.
The Special Policy Account Value Credit is intended to offset a portion of the mortality and expense risk charge.

Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Supplementary Benefits. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard
• Transfers are only permitted from the Subaccounts
(and not the Guaranteed Account)
• Minimum amounts apply in order to participate in
dollar cost averaging
• Cannot be chosen while participating in the
automatic asset rebalancing program or if a Policy
loan is outstanding
• Nationwide may modify, suspend, or discontinue
these programs at any time
See Transfers

Automatic Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard
• Cannot be chosen while participating in the dollar
cost averaging program
• Policy Account Value in the Guaranteed Account is
not available for this program
• Rebalancing only permitted on a quarterly or
annual schedule
See Transfers

Long-Term Care Acceleration Benefit Rider	Accelerates a portion of the death benefit for qualified long-term care services	Optional
• Must be elected together with the LTC Waiver Rider
• Actual amount of any benefit is based on expense
incurred by the Insured, up to the Maximum
Monthly Benefit
• Certain types of expenses may be limited to a
stated percentage of the Maximum Monthly Benefit
• Subject to eligibility requirements to invoke the
Rider
• Subject to an elimination period before benefits are
paid
• Owner must continue to submit periodic evidence of
Insured’s continued eligibility for benefits
• Nationwide restricts the Owner's ability to allocate
Premiums and Policy Account Value to the
Separate Account while benefits are being paid
• Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Long-Term Care Waiver Benefit Rider	Provides for payment of monthly Premiums up to specified date, and then Waiver of Monthly Deductions	Optional
• Must be elected together with the LTC Acceleration
Rider, and Rider is nonseverable from the LTC
Acceleration Rider
• Subject to elimination period for LTC Acceleration
Rider before benefits apply
• Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Extended Insurance Benefit Rider	Provides for periodic reimbursements of expenses incurred for qualified long-term care services	Optional
• Must be elected together with the LTC Acceleration
Rider
• Rider benefit only available following full payment of
the acceleration death benefit under the LTC
Acceleration Rider
• Actual amount of any benefit is based on expense
incurred by the Insured, up to the Maximum
Monthly Benefit
• Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Accelerated Death Benefit Rider	Provides for an accelerated death benefit payment in the form of a Policy loan	Optional
• Rider may be added at any time, subject to
satisfactory additional Evidence of Insurability
• Amount of the accelerated death benefit payment
must be at least $10,000 and cannot exceed
$250,000
• A death benefit lien may apply
• Receipt of accelerated death benefits may be
taxable
• Policy will terminate on any Policy Anniversary
when the death benefit lien exceeds the Insurance
Proceeds at death

Additional Insurance Benefit Rider	Provides for an additional death benefit payable on the death of the Insured	Optional	• If not terminated earlier, Rider will terminate on the Policy Anniversary nearest the Insured’s Attained Age 100 (80 in New York)
Change of Insured Rider	Permits the Owner to change the Insured	Optional	• Subject to certain conditions and Evidence of Insurability
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s dependent	Optional
• Insurance coverage for each insured child
continues until the earliest of: (1) the first Policy
Processing Day after Nationwide's receipt of the
Owner's Written Notice requesting termination of
the Rider; (2) Surrender or other termination of the
Policy; (3) the child's 25th birthday; or (4) the Policy
Anniversary nearest the Insured's 65th birthday
• Rider must be elected at the time of application or
upon an increase in Face Amount
• Provides a conversion right, subject to limitations

Convertible Term Life Insurance Rider	Provides term insurance on an additional insured ("other insured")	Optional
• Not available if the Guaranteed Minimum Death
Benefit Rider is added
• If not terminated earlier, Rider will terminate on the
Policy Anniversary nearest the other insured’s
Attained Age 100 (80 in New York)

Disability Waiver Benefit Rider	Provides for Premium payments to the Policy and waiver of Monthly Deductions in the event of the Insured’s total disability	Optional
• Insured’s total disability must begin while the Rider
is in effect and continue for at least six months
• If not terminated earlier, Rider will terminate on the
Policy Anniversary nearest the Insured’s Attained
Age 60

Disability Waiver of Premium Benefit Rider	Provides for Premium payments to the Policy in the event of the Insured’s total disability	Optional	• Not available if another disability waiver benefit rider is elected • Insured’s total disability must be before Attained Age 60 and continue for at least 180 days

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Extension Final Policy Date Rider	Extends the Final Policy Date 20 years	Optional	• Benefit may be added only on or after the anniversary nearest the Insured’s 90th birthday
Guaranteed Minimum Death Benefit Rider	During the death benefit guarantee period, the Policy will not Lapse if the Minimum Guarantee Premium has been paid	Optional	• Not available if the Convertible Term Life Insurance Rider is added
Standard Policy Charges
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premium, NLIC deducts a premium expense charge from each Premium to compensate for distribution expenses and certain taxes. NLIC credits the remaining amount (the Net Premium) to Policy Account Value according to the owner’s allocation instructions. The premium expense charge consists of:
(1)
Premium Tax Charge: for state and local premium taxes based on the rate for the Insured's residence at the time the Premium is paid. Premium taxes vary from state to state but range from 0% to 4%. Kentucky imposes an additional city premium tax that applies only to 1st year premium. This tax varies by municipality and is no greater than 12%. No premium tax charge is deducted in jurisdictions that impose no premium tax; and
(2)
Percent of Premium Charge: equal to 1.5% of each Premium payment to compensate partially for federal taxes and the cost of selling the Policy. NLIC may increase this charge to a maximum of 3% of each Premium payment.
The premium expense charge is a percentage of each Premium payment. This means that the greater the amount and frequency of Premium payments the owner makes, the greater the amount of the premium expense charge NLIC will assess.
Monthly Deductions
NLIC deducts a Monthly Deduction from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate for administrative expenses and for the Policy's insurance coverage. NLIC will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for Monthly Deductions the owner chose at the time of Application, or as later changed by Written Notice. If NLIC cannot make a Monthly Deduction on this basis, NLIC will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned Policy Account Value on the Policy Processing Day). Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction will also vary.
If the Policy Date is set prior to the Policy Issue Date, a Monthly Deduction will accrue on the Policy Date and on each Policy Processing Day until the Policy Issue Date. On the Policy Issue Date, these accrued Monthly Deductions will be deducted from the Policy Account Value. The maximum amount deducted on the Policy Issue Date will equal the sum of six Monthly Deductions. NLIC will then deduct a Monthly Deduction from the Policy Account Value on each Policy Processing Day thereafter as described above.
The Monthly Deduction has four components:
(1)
the cost of insurance charge;
(2)
the monthly administrative charge;
(3)
the initial administrative charge (for the first 12 Policy Processing Days); and

(4)
charges for any Riders, as specified in the applicable Rider(s).
Cost of Insurance
NLIC assesses a monthly cost of insurance charge to compensate for underwriting the death benefit. The charge depends on a number of variables (Attained Age, sex, Premium Class, Policy Year, and net amount at risk ) that would cause it to vary from Policy to Policy and from Policy Processing Day to Policy Processing Day. The owner’s Policy's specifications page indicates the guaranteed cost of insurance charge applicable to the Policy. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
The cost of insurance charge is equal to the monthly cost of insurance rate; multiplied by the net amount at risk for the Policy on the Policy Processing Day.
The net amount risk is equal to the death benefit on the Policy Processing Day; minus the Policy Account Value on the Policy Processing Day.
NLIC calculates the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If NLIC approves an increase in your Policy's Face Amount, then a different Premium Class, and a different cost of insurance rate, may apply to the increase, based on the Insured's circumstances at the time of the increase. If, however, the death benefit is the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the death benefit in excess of the total Face Amount.
The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit Rider coverage amount and for any increase in Rider coverage amount. Generally, the current cost of insurance rates for this Rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the Rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.
Net Amount at Risk
NLIC also calculates the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is then considered as part of any increases in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
Cost of Insurance Rates
NLIC bases the cost of insurance rates on the Insured's Attained Age, sex, Premium Class, number of full years the insurance has been in force, and the Face Amount. The actual monthly cost of insurance rates are based on expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in the Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the Insured's Attained Age, sex, and Premium Class. For Policies issued in states that require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Attained Age, Premium Class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, Premium Class, and number of full years insurance has been in force.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

Initial Administrative Charge
On the first 12 Policy Processing Days, NLIC deducts a $5.00 initial administrative charge for Policy issue costs.
Charges for Riders
The Monthly Deduction includes charges for any supplemental insurance benefits added to the Policy by Rider. For example, if the Guaranteed Minimum Death Benefit Rider is elected, NLIC deducts a charge of $0.01 per every $1,000 of Face Amount on the Rider Policy Date and each Policy Processing Day thereafter to compensate for costs associated with providing the guaranteed death benefit.
Mortality and Expense Risk Charge
NLIC deducts a daily charge from each Subaccount, but not the Guaranteed Account, to compensate for certain mortality and expense risks. The mortality risk is that an Insured will live for a shorter time than NLIC projects. The expense risk is that the expenses that are incurred will exceed the administrative charge limits set in the Policy.
This charge is currently equal to the assets in each Subaccount; multiplied by 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.
If this charge does not cover the actual costs, NLIC will absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to NLIC’s surplus. NLIC may increase this charge to a maximum annual rate of 0.90%. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
In certain situations, a portion of the mortality and expense risk charge may be offset by the Special Policy Account Value Credit, see Policy Account Values.
Surrender Charges and Additional Surrender Charges
Surrender charges and additional surrender charges are deducted to compensate NLIC partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. NLIC does not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Surrender Charge
If the Policy Lapses or is fully Surrendered during the first 12 Policy Years, NLIC will deduct a surrender charge from the Policy Account Value and pay the remaining amount, less any outstanding Indebtedness. The payment the owner receives is called the Net Cash Surrender Value. This surrender charge does not apply to partial withdrawals.
The surrender charge consists of:
(1)
Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in Face Amount.
Policy Year(s)	Charge per $1,000 Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$0
(2)
Deferred Sales Charge: this charge equals the lesser of a or b, less any deferred sales charge previously paid at the time of a prior decrease in Face Amount, where:
(a) = 35% of all Premiums paid to the date of Surrender or Lapse; or

(b) = the following percentage of Target Premium:
Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Additional Surrender Charge
Within 12 years after the effective date of an increase in Face Amount, NLIC deducts an additional surrender charge if the Policy is Surrendered or Lapses.
The additional surrender charge consists of:
(1)
Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in Face Amount.
Policy Year(s)	Charge Per $1,000 for Each Increase in Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$0
(2)
Additional Deferred Sales Charge: this charge equals the lesser of a or b (less any additional deferred sales charge for this increase previously paid at the time of a decrease in Face Amount), where:
(a) = 35% of Premiums allocated to the increase in Face Amount; or
(b) = the following percentage of Target Premium:
Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Decrease in Face Amount
In the event of a decrease in Face Amount before the end of the 12th Policy Year or within 12 years after an increase in Face Amount, NLIC deducts a charge that is a portion of the surrender charge and/or additional surrender charge.
•
If there have been no increases in Face Amount, NLIC determines this portion by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge and/or additional surrender charge.
•
If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in Face Amount, NLIC applies the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the Initial Face Amount.

•
Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, NLIC will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the Initial Face Amount.
•
NLIC will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the Policy Account Value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.
•
NLIC will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The surrender charge, additional surrender charge, and Target Premium vary based on the Insured's Issue or Attained Age, sex, Premium Class, and Initial Face Amount, or increase in Face Amount. The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount. The Policy's specifications page indicates the surrender charges and additional surrender charges applicable to the Policy.
The surrender charge and additional surrender charge may be significant. The owner should carefully calculate these charges before requesting a Surrender or decrease in Face Amount. Under some circumstances the level of surrender charges and additional surrender charges might result in no Net Cash Surrender Value available.
NLIC will waive the surrender charge of the policy if the owner elects to surrender it in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•
NLIC’s approval;
•
the owner must pay all costs associated with the exchange;
•
the Insured must satisfy NLIC’s underwriting standards of insurability; and
•
the owner has not elected any of these Riders:
(1)
Disability Waiver of Premium Rider;
(2)
Disability Waiver Benefit Rider; or
(3)
any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Face Amount Increase Charge
For Face Amount increases on and after July 25, 2007, the charge on a current basis is $0.00. Previously, Face Amount increases prior to July 25, 2007, NLIC deducted a charge of $60 plus $0.50 per $1,000 Face Amount increase (not to exceed $750) from the Policy Account Value on the effective date of the increase. The guaranteed maximum Face Amount increase charge is $60 plus $3.00 per $1,000 Face Amount increase. NLIC may begin taking a Face Amount increase charge greater than $0.00 at any time on a prospective basis. When this charge is assessed, it is deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for Monthly Deductions in effect at the time of the increase. When assessed, NLIC deducts this charge to compensate for administrative expenses incurred in connection with the increase, including medical exams, review of the Application for the increase, underwriting decisions, Application processing, and changing Policy records and the Policy.
Partial Withdrawal Charge
After the 1st Policy Year, the owner may request a partial withdrawal from Policy Account Value. For each partial withdrawal, NLIC will deduct a $25 fee from the remaining Policy Account Value. This charge is to compensate for administrative costs associated with generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.
Transfer Charge
NLIC currently allows the owner to make 12 transfers among the Subaccounts or the Guaranteed Account each Policy Year with no additional charge.
•
NLIC deducts $25 for the 13th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.

•
For purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or Written Request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.
•
Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover, after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. For further information, consult the Portfolios' prospectuses.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual financial professionals typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a financial professional for additional information regarding exact compensation arrangements associated with this product.

Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•
Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•
sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•
payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2014, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.

Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
Supplementary Benefits
The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and must be purchased when the Policy is issued. NLIC generally deducts any monthly charges for these Riders from Policy Account Value as part of the Monthly Deduction, see Fee Table.
Consult an agent for assistance in determining whether any of the Riders are suitable. For example, prospective owners should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Convertible Term Life Insurance Rider or the Additional Insurance Benefit Rider. Even though the death benefit coverage may be the same, regardless of whether coverage is purchased under the Policy only or in combination with one or more of these Riders, there may be important cost differences between the Policy and the Riders. The most important factors that will affect the decision are: (a) the amount of Premiums to be paid; (b) the cost of insurance charges under the Policy and under the Riders; (c) the investment performance of the Subaccounts to which Premiums are allocated; (d) level of risk tolerance; and (e) the length of time the prospective owner plans to hold the Policy. Carefully evaluate all of these factors and discuss all of the options with an agent. Contact the Service Center for personalized illustrations that show different combinations of the Policy with various Riders. These Riders may not be available in all states. Contact NLIC for further details.
NLIC currently offers the following Riders under the Policy:
•
Long-Term Care Benefit Riders, which include:
❍
Long-Term Care Acceleration Benefit Rider;
❍
Long-Term Care Waiver Benefit Rider; and
❍
Long-Term Care Extended Insurance Benefit Rider;
•
Accelerated Death Benefit Rider;
•
Additional Insurance Benefit Rider;
•
Change of Insured Rider;
•
Children's Term Insurance Rider;
•
Convertible Term Life Insurance Rider;
•
Disability Waiver Benefit Rider;
•
Disability Waiver of Premium Benefit Rider;
•
Extension Final Policy Date Rider; and
•
Guaranteed Minimum Death Benefit Rider.
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
(1)
Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
(2)
Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
(3)
Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")

If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)
is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)
requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Example:
Assume the policy’s Face Amount is $500,000 and the percentage elected is 2% and there is no Indebtedness
If the invocation requirements are satisfied and the 90-day elimination period has been satisfied, the Policy Owner can be reimbursed up to a monthly benefit of 2% of the Face
Amount ($10,000).The monthly benefit will be paid until either the Insured no longer meets the eligibility requirements or the entire $500,000 has been paid.

Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.

If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Example (Monthly Waiver Benefits):
Assume the following:
• Face Amount = $50,000
• Policy is on the first day of the fifth Policy Year
• Minimum Annual Premium = $120
• Minimum Premium end date is the beginning of the sixth Policy Year
• Total Monthly Deductions in the sixth Policy Year = $17
While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following until the Minimum Premium end date
• Waiver of Premium Benefits pays monthly benefits of (Minimum Annual Premium / 12 = $120 / 12 = $10) up to the Minimum Premium end date
While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following after the Minimum Premium end date
• Waiver of Monthly Deductions waives the Monthly Deductions ($17 starting in the sixth Policy Year)

Example (Residual Death Benefit):
Assume the following:
• No loans or any overdue monthly deductions
• No policy changes were made
• Initial Face Amount = $500,000
• Long-Term Care Benefits Paid = $480,000
• Acceleration Death Benefit = (Initial Face Amount – Long-Term Care Benefits Paid) = $500,000 - $480,000 = $20,000
• Residual Death Benefit = $50,000
• Residual Death Benefit Proceeds = Residual Death Benefit – Acceleration Death Benefit = $50,000 - $20,000 = $30,000
• Death Benefit Proceeds = Acceleration Death Benefit + Residual Death Benefit Proceeds = $20,000 + 30,000 = $50,000

Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
Example (Inflation Adjustment Elected):
Assume the following:
• Face Amount is $500,000
• Minimum Months of Acceleration Benefit = 50
• Inflation Adjustment was elected
• Policy is in year 10
If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care
Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.

• Inflation Adjustment Factor = 1.05 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.551328
• Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.551328 = $775,664
• Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $775,664 / 50 = $15,513.28

Example (Inflation Adjustment NOT Elected):
Assume the following:
• Face Amount is $500,000
• Minimum Months of Acceleration Benefit = 50
• Inflation Adjustment was not elected
• Policy is in year 10
If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care
Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.

• Inflation Adjustment Factor = 1.00 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.00

Example (Inflation Adjustment NOT Elected):
• Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.00 = $500,000
• Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $500,000 / 50 = $10,000.00
Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date state approval is obtained, if later, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.
There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.
Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
(1)
any Premium refund payable at death if the Insured died at that time; and
(2)
any insurance payable under the terms of any other Rider.
Example:
Assume the following:
• The Policy’s Death Benefit is $100,000 • The Requested Percentage of the Face Amount is 50%. • The guaranteed administrative charge is $250.
Using the above assumptions, the Accelerated Death Benefit (ADB) would be calculated.
ADB	=	[50% x $100,000] – $250

Example:
ADB	=	[$50,000] – $250
ADB	=	$49,750
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
(1)
the Policy is assigned in whole or in part;
(2)
if the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or
(3)
if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.
To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.
Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Additional Insurance Benefit Rider
The Additional Insurance Benefit Rider ("AIB Rider") provides an additional death benefit payable on the death of the Insured without increasing the Policy's Face Amount. The AIB Rider may not be available in all states.
The additional death benefit under the AIB Rider is:

(a)
the Face Amount plus the Rider coverage amount less the Policy's death benefit (if death benefit Option A is in effect); or
(b)
the Face Amount plus the Rider coverage amount plus the Policy Account Value less the death benefit (if death benefit Option B is in effect).
Example:
Assume the Face Amount is $500,000, death benefit Option B, the Policy Account Value is
$40,000, the Additional Insurance Benefit Rider coverage amount is $300,000, and coverage under the Rider is effect and has not otherwise terminated. Upon the death of the
Insured, if there is no Indebtedness and no Long-Term Care benefits have been paid, the additional death benefit under the Rider is $300,000. Therefore, the Insurance Proceeds
under the Policy will be $540,000 for the death benefit plus $300,000 for additional insurance provided by the Additional Insurance Benefit Rider, for a total of $840,000.

Please note the following about the AIB Rider:
•
the AIB Rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The AIB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 100 (80 in New York).
•
the AIB Rider has a cost of insurance charge that is deducted from the Policy Account Value as part of the Monthly Deduction. This charge is in addition to the cost of insurance charge assessed on the Policy's net amount at risk.
•
if you change from death benefit Option A to death benefit Option B, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the Policy Account Value.
•
if death benefit Option A is in effect and the Owner makes a partial withdrawal, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the amount withdrawn (including the partial withdrawal charge).
•
the AIB Rider has no cash or loan value.
•
the AIB Rider has no surrender charge, additional surrender charge, or premium expense charge.
❍
Since there is no surrender charge for decreasing the Rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the Face Amount of the Policy (if the Face Amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy Face Amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the Rider. Consult your agent before buying an AIB Rider, and before deciding whether to decrease Policy Face Amount or AIB Rider coverage amount.
•
after the first Policy Year and subject to certain conditions, the Owner may increase or decrease the Rider coverage amount separately from the Policy's Face Amount (and the Policy's Face Amount may be increased or decreased without affecting the Rider coverage amount).
•
to comply with the maximum premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"), insurance coverage provided by an AIB Rider is treated as part of the Policy's Face Amount (see Federal Income Tax Considerations).
Other Riders
In addition to the Long-Term Care Benefit Riders, Accelerated Death Benefit Rider, and Additional Insurance Benefit Rider, the following Riders are also available under the Policy. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account.
•
Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.
Example:
Assume the new Insured is eligible to be insured by this Rider, the monthly deductions will reflect the new Insured’s Attained Age, rate type and rate classification. The Death Benefit proceeds will be paid out after the new Insured’s death.

•
Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.
Example:
Assume the Children’s Term Insurance Rider Face Amount is $15,000 and the Insured has
two children that meet the definition of Insured Child and the Rider is in force. If one of the children dies, $15,000 will be paid to the named Beneficiary. The Rider would continue to remain in effect as long as the second child meets the definition of Insured Child. Upon the death of the second Insured Child, an additional $15,000 would be paid to the named
Beneficiary as long as coverage under the Rider has not otherwise terminated.

•
Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.
Example:
Assume the following:
• Face Amount is $500,000
• Death Benefit Option 2
• Cash Value is $40,000
Convertible Term Insurance Rider Face Amount is $300,000. Upon the death of the
Insured, if there is no Indebtedness and no Long-Term Care benefits have been paid, the
Death Benefit Proceeds under the base policy will be $540,000 and the Death Benefit
Proceeds under the Convertible Term Insurance Death Rider will be $300,000, for a total of
$840,000.

•
Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first five Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first five Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).
Example:
Assume the following:

Example:
• the Disability Waiver Benefit Rider is elected,
• the Insured has been totally disabled for six consecutive months,
• at the time of disability, the Insured’s Attained Age was 57,
• the policy is on policy year 5’s anniversary,
• the Minimum Annual Premium is $600, and
• the projected year 7 Monthly Deduction is $35
Waiver of Premium Benefits provided by the Rider are:
The Rider will pay $50 (Minimum Annual Premium ($600) / 12, on a monthly basis until policy year 7.
Waiver of Monthly Deduction Benefits provided by the Rider are:
Starting in year policy 7 and continuing thereafter, the Monthly Deductions (estimated to be $35) will be waived until the Insured is no longer disabled, or until the Disability
Waiver Benefit Rider is terminated.

•
Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.
Example:
Assume:
• the Disability Waiver of Premium Benefit Rider Monthly Benefit Amount is $700,
• the Insured has been totally disabled for six consecutive months,
• at the time of disability, the Policy was at the end of the 7th year and the Insured’s Attained Age was 59, and
• the Premiums paid over the life of the policy totaled $42,000.
Since the average monthly Premium paid over the 84 months (7 Years x 12 months) prior to the disability was $500 ($42,000 divided by 84), a monthly credit of $500 will be applied to the policy until the Insured ‘s Attained Age reaches 65, or until the Insured is no longer disabled, if sooner.

•
Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account

Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.
Example:
• The Final Policy Date Extension Rider is In Force.
• The Policy reaches the Final Policy Date;
• Face Amount = $100,000
• Policy Account Value = $65,000
• The Final Policy Date Extension Rider allows the policy owner to extend coverage under the policy for an additional 20 years. The Death Benefit under the policy will be set equal to the Policy Account Value ($65,000) and will continue until the death of the insured or for 20 years.

•
Guaranteed Minimum Death Benefit: This Rider provides a guarantee that, if the Net Cash Surrender Value is not sufficient to cover the Monthly Deductions, and the Minimum Guarantee Premium has been paid, the Policy will not Lapse prior to the end of the death benefit guarantee period (as defined in the Rider). If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Face Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This Rider and the Convertible Term Life Insurance Rider may not be issued on the same Policy.
Example:
Assume the Month Deductions are $300, but the Net Cash Surrender Value is $290 due to
Indebtedness. If the owner had purchased the Guaranteed Minimum Death Benefit Rider, and assuming the Rider has not otherwise terminated, the Policy will not Lapse prior to the end of the death benefit guarantee period as long as the Minimum Guarantee Premium has been paid.

Death Benefit
Insurance Proceeds
As long as the Policy is in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of satisfactory proof of the Insured's death. NLIC may require the owner to return the Policy. NLIC will pay the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary dies before the Insured, NLIC will pay the Insurance Proceeds in a lump sum to the Insured's estate, see Death Benefit.
Insurance Proceeds equal:
•
the death benefit (described below); plus
•
any additional insurance provided by Rider; minus
•
any unpaid Monthly Deductions; minus
•
any outstanding Indebtedness.
If all or part of the Insurance Proceeds are paid in one sum, NLIC will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the Insured's death to the date of payment.
An increase in the Face Amount will increase the death benefit, and a decrease in the Face Amount will decrease the death benefit.
NLIC may further adjust the amount of the Insurance Proceeds under certain circumstances.

Standard Death Benefit Options
In the Application, the owner may choose between two death benefit options: Option A and Option B. NLIC calculates the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Net Cash Surrender Value, see Policy Lapse and Reinstatement.
The death benefit under Option A is the greater of:
•
the Face Amount; or
•
the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.
The death benefit under Option B is the greater of:
•
the Face Amount plus the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death); or
•
the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.
Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	65	120%
45	215%	70	115%
50	185%	75 through 90	105%
55	150%	95 through 99	100%
60	130%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Which Death Benefit Option to Choose
If the owner prefers to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, the owner should choose Option B. If the owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have Premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the owner should choose Option A.
The amount of the death benefit may vary with the Policy Account Value.
•
under Option A, the death benefit will vary with the Policy Account Value whenever the Policy Account Value multiplied by the applicable percentage is greater than the Face Amount.
•
under Option B, the death benefit will always vary with the Policy Account Value.
Changing Death Benefit Options
After the first Policy Year or 12 months after a Face Amount increase, the owner may change death benefit options without Evidence of Insurability and with no additional charge while the Policy is in force. Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. Consult a tax advisor before changing death benefit options.
Changing the Face Amount
The owner selects the Face Amount when on application for the Policy. After the 1st Policy Year, the owner may change the Face Amount subject to the following conditions. NLIC may require return of the Policy to make a change. NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Face Amount may have tax consequences. Consult a tax advisor.
Increasing the Face Amount
•
the owner may increase the Face Amount by submitting a written Application and providing satisfactory Evidence of Insurability to the Service Center.

•
on the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the charge for the increase. If not, the increase will not occur until sufficient additional Premium is paid to increase the Net Cash Surrender Value. An increase will be effective on the Policy Processing Day on or next following the date NLIC approves your Application, provided any necessary Premium has been received to make the change.
•
NLIC applies a Face Amount increase charge. Further, each increase in Face Amount will begin a 12-year period during which additional surrender charges will apply if the policy is Surrendered.
•
the minimum increase is $25,000. The Face Amount may not be increased after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period.
•
increasing the Face Amount during the first five Policy Years or during the first eight Policy Years for policies issued on or before July 31, 2005 or purchasing the Guaranteed Minimum Death Benefit Rider will increase the Minimum Guarantee Premium.
•
the total net amount at risk will be affected, which will increase the monthly cost of insurance charges. A different cost of insurance charge may apply to the increase in Face Amount, based on the Insured's circumstances at the time of the increase.
Decreasing the Face Amount
•
the owner must submit a Written Request to decrease the Face Amount, but he or she may not decrease the Face Amount below the minimum Initial Face Amount. The decrease must be for at least $25,000. A decrease is not allowed for 12 months following an increase in Face Amount.
•
any decrease will be effective on the Policy Processing Day on or next following the date NLIC approves the request.
•
decreasing the Face Amount may result in a surrender charge or additional surrender charge, which will reduce Policy Account Value.
•
a decrease in Face Amount generally will decrease the net amount at risk, which, in turn, will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.
•
NLIC will not allow a decrease in Face Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•
decreasing the Face Amount will not affect the Minimum Guarantee Premium, unless the owner has elected the Guaranteed Minimum Death Benefit Rider.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available upon request from the Service Center.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the owner may receive an accelerated payment of part of the Policy's death benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date of state approval, if later, accelerated payments of part of the Policy’s Death Benefit also may be payable if the Insured either developed a terminal illness or has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional or recurring charge for this Rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.

Long-Term Care Benefits
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The owner may also add the LTC Extended Rider. The owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
Under these Riders, the owner may receive periodic payments of a portion of the death benefit if the Insured becomes "chronically ill" so that the Insured:
•
is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
•
requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual death benefit.
Additionally, these Riders provide for periodic reimbursements of expenses incurred for qualified long-term care services following the full payment of the acceleration death benefit.
Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the net amount at risk under the Policy or the coverage amount of the Rider. Depending on the Rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the Rider and based on the Attained Age of the Insured when the Rider is issued. If the owner increases the Rider coverage amount, a new charge, based on the Attained Age of the Insured at that time, may apply to the increase. NLIC may increase the rates for these charges on a specific class or classes of Policies. Once NLIC begins to pay benefits, NLIC waive the charge under certain of the Riders until the Insured no longer qualifies for Rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, NLIC believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution generally will be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Surrenders and Partial Withdrawals
Surrenders
The owner may request to Surrender the Policy for its Net Cash Surrender Value as calculated at the end of the Valuation Day when NLIC receives the request, subject to the following conditions:
•
The owner must complete and sign a surrender form and send it to the Service Center. The owner may obtain the surrender form by calling (800) 688-5177.
•
the Insured must be alive and the Policy must be in force when the request is made, and the request must be made before the Final Policy Date. NLIC may require return of the Policy.
•
if the Policy is Surrendered during the first 12 Policy Years (or during the first 12 years after an increase in the Face Amount), the owner will incur a surrender charge, see Standard Policy Charges.
•
Once the Policy is Surrendered, all coverage and other benefits under it cease and cannot be reinstated.

•
NLIC generally will pay the Net Cash Surrender Value to you in a lump sum within seven days after NLIC receives your completed, signed surrender form unless the owner requests other arrangements. NLIC may postpone payment of Surrenders under certain conditions.
A Surrender may have tax consequences, see Federal Income Tax Considerations.
Policy Restoration after a Surrender
Prior to the Insured's death, NLIC will permit restoration of a surrendered policy pursuant to the established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges.
For additional information and a description of our current policy restoration requirements and procedures see the Policy Restoration Procedure section of the Statement of Additional Information to this prospectus or contact the Service Center. The Statement of Additional Information is available free of charge and can be obtained using the Service Center contact information on the front page of this prospectus.
Partial Withdrawals
After the first Policy Year, the owner may make a Written Request to withdraw part of the Net Cash Surrender Value subject to certain conditions. NLIC will process each partial withdrawal at the unit values next determined after receipt the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day, on which NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
Rules for Partial Withdrawals
•
the request must be for at least $1,500.
•
for each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value, see Standard Policy Charges.
•
the Insured must be alive and the Policy must be in force when the request is made, and this request must be made before the Final Policy Date.
•
The owner can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account. If no specification is made, NLIC will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned Policy Account Value).
•
No partial withdrawals may be taken if, or to the extent that, the partial withdrawal would reduce the Face Amount below the minimum Face Amount.
Effect of Partial Withdrawals
•
a partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge, see Standard Policy Charges.
•
if death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal (including the partial withdrawal charge). Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the next most recent increases in succession, and lastly, the Initial Face Amount.
•
if the owner purchased an Additional Insurance Benefit Rider, partial withdrawals first decrease the Policy's Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then the Rider coverage amount.
•
if a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, NLIC will not allow the partial withdrawal.
A partial withdrawal may have tax consequences, see Federal Income Tax Considerations.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.

Loans
While the Policy is in force, the owner may submit a request to borrow money from NLIC using the Policy as the only collateral for the loan. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. The Owner may increase his or her risk of Lapse if he or she takes a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Loan Conditions:
•
the minimum loan is $500.
•
the maximum loan is the Net Cash Surrender Value as of the date of the loan.
•
to secure the loan, NLIC will transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the guaranteed earned interest rate and the charged interest rate to the next Policy Anniversary). The owner may request that NLIC transfers this amount from specific Subaccounts. The owner may not request that NLIC transfer this amount from the Guaranteed Account. If no Subaccounts are specified, NLIC will transfer the loan from the Subaccounts and the Guaranteed Account on a pro rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned Policy Account Value. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
•
NLIC charges you 6% interest per year Charged Interest Rate on the loan.
•
amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (Earned Interest Rate). NLIC may credit the Loan Account with an interest rate different than the rate credited to Net Premiums allocated to the Guaranteed Account. NLIC currently credits 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. Interest credited to the Loan Account is an obligation of NLIC’s general account is dependent on NLIC’s financial strength and claims paying ability. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.
•
the owner may repay all or part of his or her Indebtedness at any time while the Insured is alive and the Policy is in force. Upon each loan repayment, NLIC will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which NLIC originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. NLIC will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.
•
while the loan is outstanding, NLIC will credit all payments sent as loan repayments unless provided Written Notice for the payments to be applied as Premium payments. New York residents: NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments.
•
a loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. NLIC will deduct any Indebtedness from the Policy Account Value upon Surrender or from the Insurance Proceeds payable on the Insured's death.
•
if Indebtedness causes the Net Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, the Policy will enter a Grace Period, see Policy Lapse and Reinstatement.
•
NLIC normally pays the amount of the loan within seven days after receipt of a loan request. NLIC may postpone payment of loans under certain conditions.
There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, a loan will be treated as a partial withdrawal for federal income tax purposes, see Policy Lapse and Reinstatement. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan.

Policy Lapse and Reinstatement
Lapse
The Policy may enter a 61-day Grace Period and possibly Lapse (terminate without value) if the Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges. If the owner has taken a loan, then the Policy also will enter a Grace Period (and possibly Lapse) whenever Indebtedness reduces the Net Cash Surrender Value to zero.
The Policy will not Lapse:
(1)
during the first five Policy Years or during the first eight Policy Years for Policies issued on or before July 31, 2005, if paid Premiums, less any Indebtedness and partial withdrawals, are in excess of the Minimum Guarantee Premium;
(2)
if the owner purchases a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or
(3)
if the owner makes a payment equal to three Monthly Deductions before the end of the Grace Period.
If the Policy enters a Grace Period, NLIC will mail a notice to the owner’s last known address. The 61-day Grace Period begins on the date of the notice. The notice will indicate that the payment amount of three Monthly Deductions is required and will also indicate the final date by which NLIC must receive the payment to keep the Policy from Lapsing. If NLIC does not receive the specified minimum payment by the end of the Grace Period, all coverage under the Policy will terminate and the owner will receive no benefits. The owner may reinstate a Lapsed Policy if he or she meets certain requirements. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.
Reinstatement
Unless the Policy has been surrendered, the owner may reinstate a Lapsed Policy at any time while the Insured is alive and within three years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to the Service Center:
(1)
a Written Notice requesting reinstatement;
(2)
satisfactory evidence of Insurability; and
(3)
payment of sufficient Premium to keep the Policy in force for at least three months following the date of reinstatement.
The effective date of reinstatement will be the first Policy Processing Day on or next following the date NLIC approves the Application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. Upon reinstatement, the Policy Account Value will be based upon the Premium paid to reinstate the Policy.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and depends on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate of 40% subject to any applicable exemptions.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policyholder. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the number of underlying investment options, the transfers between underlying investment options, the exchanges of underlying investment options or the manner in which you can direct the investments in an underlying investment option such that the policy would no longer qualify as life insurance under federal tax law, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also considered a modified endowment contract under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner's individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, may become subject to a new 7-year testing period or may be subject to retesting because of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the Investment in the Contract (generally, the net premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
A Life Insurance Policy that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any premium paid that exceeds the modified endowment limits.
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid or Investment in the Contract, and then taxable income after full recovery of the Investment in the Contract. Distributions not in excess of Investment in the Contract will reduce the owner's Investment in the Contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable Investment in the Contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the Investment in the Contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $7,500.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will preclude taxation of the death benefit proceeds if the transfer of the policy is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will be taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.

Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, given their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of the insured’s death and will generally be excluded from the policy owner’s gross income under Section 101 of the Code, as described above.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for acceleration of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as defined under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income on an annual basis is limited to the greater of 1) the HIPAA per diem amount or 2) the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy may or may not pay a long-term care benefit that is limited to the HIPAA per diem amount, Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred.
The Tax Cuts and Jobs Act of 2017 changed the methodology used to calculate the annual inflation adjustments to the HIPAA per diem amount. The change will result in a lower rate of increase in the annual HIPAA per diem. Therefore, it is highly recommended that the policy owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.

The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the policy owner to determine if collecting benefits while outside the United States will subject the policy owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes and will not be included in income even if the policy owner has fully recovered their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will also be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if the statutory notice and consent requirements are satisfied before the policy is issued and one of the following apply:
1.
The insured was an employee at any time during the 12-month period before the insured’s death.
2.
At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.
The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employee) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.
The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.

Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.

FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid Premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Financial Statements
Financial statements for the Separate Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000085897NW/index.php?ctype=product_sai.

Appendix A: Portfolios Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000085897NW/index.php. This information can also be obtained at no cost by calling 1-800-688-5177 or by sending an email request to FLSS@nationwide.com.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Alger Small Cap Growth Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	1.00%	-38.01%	5.01%	8.58%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A) Investment Advisor: AllianceBernstein L.P.	0.80%	-15.63%	3.88%	9.33%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A) This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: AllianceBernstein L.P.	0.59%	-4.19%	8.09%	11.37%
Equity	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 Investment Advisor: Allspring Funds Management, LLC Investment Sub-Advisor: Allspring Global Investments, LLC	1.19%	-34.42%	7.09%	10.58%
Fixed Income	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II Investment Advisor: American Century Investment Management, Inc.	0.77%	-13.08%	1.38%	0.67%
Equity	American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: American Century Investment Management, Inc.	0.71%	-12.74%	6.85%	10.63%
Equity	American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I Investment Advisor: American Century Investment Management, Inc.	0.86%	-1.19%	6.76%	11.01%
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II Investment Advisor: BlackRock Advisors, LLC Investment Sub-Advisor: BlackRock (Singapore) Limited	0.92%*	-15.99%	3.34%	4.90%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.60%*	-16.65%	5.29%	10.20%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares Investment Advisor: BNY Mellon Investment Adviser, Inc. Investment Sub-Advisor: Mellon Investments Corporation	0.26%	-18.32%	9.14%	12.28%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Newton Investment Management North America, LLC	0.82%	-16.62%	2.79%	9.46%
Allocation	Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares Investment Advisor: Federated Equity Management Company of Pennsylvania Investment Sub-Advisor: Federated Investment Management Company, Federated Advisory Services Company, Fed Global	0.97%*	-13.75%	2.56%	5.38%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Federated Investment Management Company	0.74%*	-9.28%	1.02%	1.75%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.50%	-13.57%	2.71%	4.84%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.58%	-15.83%	3.62%	5.96%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.64%	-16.94%	4.51%	7.38%
Allocation	Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.60%	-14.94%	3.75%	5.66%
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.89%	62.87%	6.94%	4.54%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.51%	-4.96%	8.16%	10.19%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.61%	-24.46%	12.42%	14.81%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2015 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.72%	-11.37%	1.10%	2.97%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.40%	-12.96%	0.64%	1.53%
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	-14.85%	5.84%	9.85%
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited and FIL Investments (Japan) Limited	0.77%	-24.48%	2.61%	5.74%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2006 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.74%	-7.19%	8.27%	10.11%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 This Portfolio is only available in policies issued before May 1, 2021 Investment Advisor: Franklin Advisers, Inc. Sub-Advisor: Brandywine Global Investment Management, LLC (Brandywine); ClearBridge Investments, LLC (ClearBridge); Franklin Templeton Institutional, LLC (FT Institutional); Templeton Global Advisors Limited (Global Advisors); Western Asset Management Company, LLC (Western Asset); and Western Asset Management Company Limited (Western Asset London)	0.82%*	-16.00%	2.57%	5.56%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 Investment Advisor: Franklin Mutual Advisers, LLC	0.66%*	-9.82%	5.74%	9.36%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 This Portfolio is only available in policies issued before April 30, 2014 Investment Advisor: Templeton Asset Management, Ltd. Sub-Advisor: Franklin Templeton Investment Management Limited (FTIML)	1.37%*	-21.98%	-1.67%	1.02%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Templeton Investment Counsel, LLC	0.84%*	-7.39%	-1.73%	1.72%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 Investment Advisor: Franklin Advisers, Inc.	0.77%*	-4.95%	-2.32%	-0.78%
Equity	Invesco - Invesco V.I. American Franchise Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.86%	-31.11%	7.66%	11.64%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.86%	-30.98%	8.64%	11.83%
Equity	Invesco - Invesco V.I. Global Fund: Series I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	0.81%	-31.76%	2.85%	7.86%
Fixed Income	Invesco - Invesco V.I. Global Strategic Income Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.91%*	-11.46%	-1.30%	0.63%
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	0.87%	-15.83%	7.01%	10.88%
Allocation	Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Investment Sub-Advisor: Macquarie Investment Management Global Limited;Macquarie Investment Management Austria Kapitalanlage AG;Macquarie Investment Management Europe Limited	0.87%*	-14.74%	4.31%	4.45%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: Janus Henderson Investors US LLC	0.86%	-16.62%	6.42%	8.16%
Equity	Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.80%	-33.73%	9.48%	12.72%
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	-37.12%	10.28%	15.34%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	1.14%	-8.84%	5.20%	3.72%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.69%*	-5.91%	7.35%	11.05%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.15%*	-23.75%	2.77%	7.56%
Equity	MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class This Portfolio is only available in policies issued before March 27, 2015 Investment Advisor: Massachusetts Financial Services Company	0.73%*	-19.26%	11.95%	13.28%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I This Portfolio is only available in policies issued before May 1, 2009 Investment Advisor: Morgan Stanley Investment Management Inc.	0.65%*	-14.33%	0.28%	2.02%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Morgan Stanley Investment Management Inc. Sub-Advisor: Morgan Stanley Investment Management Limited	1.10%*	-18.74%	-2.23%	0.06%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Allspring Global Investments, LLC	0.83%*	-37.61%	4.11%	9.15%
Allocation	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.94%*	-13.74%	4.93%	7.69%
Fixed Income	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.85%*	-12.80%	0.38%	0.98%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	1.06%*	-25.05%	6.64%	9.71%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.98%*	-30.22%	10.71%	13.20%
Equity	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II Investment Advisor: Capital Research and Management Company, Nationwide Fund Advisors	0.92%*	-16.82%	7.41%	11.11%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I This Portfolio is only available in policies issued before May 1, 2021 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Amundi Asset Management, US	0.82%	-2.30%	2.67%	2.77%
Equity	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: AQR Capital Management, LLC	0.78%	-8.45%	9.75%	12.23%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	-3.99%	7.16%	10.56%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I Investment Advisor: Nationwide Fund Advisors	1.01%*	-15.23%	4.95%	8.23%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.87%*	-13.60%	2.85%	4.97%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.92%*	-14.95%	3.98%	6.64%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.79%*	-11.97%	1.36%	2.55%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.90%*	-14.08%	3.53%	5.88%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.96%*	-15.01%	4.57%	7.39%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.85%*	-13.05%	2.46%	4.24%
Fixed Income	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Insight North America LLC	0.63%*	-13.46%	0.39%	1.24%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.62%*	-22.10%	10.38%	12.95%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I This Portfolio is no longer available to accept transfers or new premium payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	0.87%	-1.13%	9.21%	11.25%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.74%	-1.02%	9.27%	11.28%
Equity	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Atlanta Capital Management Company, LLC	0.87%*	-22.95%	5.60%	10.07%
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I This Sub-Account is no longer available to receive transfers or new premium payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Columbia Management Investment Advisers, LLC	0.99%	-5.99%	0.70%	3.14%
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Columbia Management Investment Advisers, LLC	0.84%	-5.86%	0.76%	3.17%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Nationwide Asset Management, LLC	0.59%	-14.69%	-0.40%	0.98%
Equity	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners Ltd and Loomis, Sayles & Company L.P.	1.09%*	-24.75%	-4.30%	-0.22%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.91%*	-11.93%	1.75%	3.58%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.70%*	-12.56%	-0.71%	-0.06%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.48%	1.29%	0.94%	0.51%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Lazard Asset Management LLC	0.98%*	-14.12%	1.24%	4.51%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2011 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	1.23%*	-14.38%	0.98%	4.25%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.90%	-18.89%	3.57%	7.41%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.85%	-14.99%	2.01%	4.45%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	-17.57%	2.97%	6.00%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.85%	-12.19%	0.70%	2.22%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	-16.55%	2.44%	5.25%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.87%	-18.28%	3.23%	6.59%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.85%	-14.39%	1.61%	3.76%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.78%*	-17.06%	7.77%	12.08%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.81%*	-12.49%	15.13%	15.27%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.80%	-5.67%	0.24%	0.55%
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.41%	-13.40%	6.27%	10.35%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Multi- Manager Mid Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and Victory Capital Management Inc.	1.02%*	-2.66%	5.12%	10.23%
Equity	Nationwide Variable Insurance Trust - NVIT Multi- Manager Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.09%*	-30.37%	6.22%	10.58%
Equity	Nationwide Variable Insurance Trust - NVIT Multi- Manager Small Cap Value Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.06%*	-12.94%	3.60%	8.76%
Equity	Nationwide Variable Insurance Trust - NVIT Multi- Manager Small Company Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.05%*	-18.76%	7.44%	10.80%
Equity	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners LTD	0.98%*	-37.93%	0.63%	4.26%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	0.92%*	-28.52%	4.50%	6.00%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: BlackRock Investment Management, LLC	0.28%	-18.32%	9.15%	12.27%
Equity	Neuberger Berman Advisers Management Trust - Mid- Cap Growth Portfolio: Class S Shares (formerly, Neuberger Berman Advisers Management Trust - Mid- Cap Growth Portfolio: S Class Shares) This Portfolio is only available in policies issued before November 6, 2015 Investment Advisor: Neuberger Berman Investment Advisers LLC	1.11%*	-28.83%	6.77%	9.95%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (formerly, Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares) Investment Advisor: Neuberger Berman Investment Advisers LLC	0.85%*	-5.19%	0.69%	0.70%
Equity	Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: I Class Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.93%*	-18.45%	7.40%	10.89%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class Investment Advisor: PIMCO	0.99%	-18.98%	-3.13%	-1.61%
Fixed Income	PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class Investment Advisor: PIMCO	0.67%	-5.74%	0.08%	0.42%
Equity	Putnam Variable Trust - Putnam VT International Equity Fund: Class IB This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Putnam Investment Management, LLC	1.11%	-14.77%	1.03%	4.51%
Equity	Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB (formerly, Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB) This Portfolio is only available in policies issued before November 19, 2016 Investment Advisor: Putnam Investment Management, LLC	0.91%	-30.50%	10.60%	13.72%
Equity	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB This Portfolio is only available in policies issued before May 12, 2017 Investment Advisor: Putnam Investment Management, LLC	0.82%	-3.13%	9.26%	11.76%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.19%*	-12.69%	10.56%	15.35%
Fixed Income	VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.10%*	-6.93%	0.56%	-0.09%
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Van Eck Associates Corporation	1.18%	-24.36%	-4.83%	1.25%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.09%	8.39%	4.26%	0.35%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix B: State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
State	State Law Variations
Alabama
• Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period immediately preceding the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Colorado	• Suicide provision is one year.
Connecticut
• Exchange Provision allows the exchange to a policy of permanent fixed benefit life insurance within 24 months following the Policy Issue Date.
• The Special Transfer Right provision is not available.
• Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Florida	• Long-Term Care Benefit Riders are not available.
Illinois
• Disability Waiver Benefit Rider - The exclusion that bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition does not apply.

Indiana
• Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.

Maryland
• During the first five Policy Years, the minimum Death Benefit will be at least equal to the initial Face Amount on the Policy Issue Date if premiums are duly paid and if there are no outstanding policy loans, partial withdrawals or partial surrenders. After the first 5
Policy Years, the Net Cash Surrender Value must be sufficient to cover the monthly deductions for the Face Amount at that time.
• The Exchange Provision allows the exchange to a policy of permanent fixed benefit life insurance within 18 months following the Policy Issue Date.
• The Special Transfer Right provision is not available.
• Guaranteed Minimum Death Benefit Rider is titled No-Lapse Guarantee Upon Payment of Minimum Guarantee Premium Rider.

Missouri
• SUICIDE – Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this Policy where the Policy is issued to a Missouri citizen, unless the insurer can show that the
Insured intended suicide when he applied for the Policy, regardless of any language to the contrary in the Policy.

Montana	• All references to sex are unisex.
New Jersey
• A Face Amount increase made during the first five policy years will result in an increase of the Minimum Annual Premium.
• Disability Waiver Benefit – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition.
• Guaranteed Minimum Death Benefit Rider – The provisions of this rider replace the 5 year Minimum Guarantee Premium requirement stated in the Policy.

State	State Law Variations
North Dakota	• Suicide – Suicide provision is one year and will be of no effect unless the Company can show that the Insured intended suicide when he or she applied for this Policy.
Pennsylvania
• At least 60 days before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.
• Disability Waiver Benefit Rider – Definition of Total Disability – a disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in an occupation. A) During the first 5 years of total disability. "Occupation" means the regular occupation of the Insured at the time the disability started. If, however, during this 5-year period the Insured is engaged in any gainful occupation for which he or she is qualified, he or she will not be deemed totally disabled. B) After the first 5 years of total disability,
"occupation" means any gainful occupation for which the Insured is qualified.

South Carolina
• Disability Waiver Benefit Rider – Bodily injury occurring, or sickness first manifesting itself before this rider took effect is not an exclusion in South Carolina unless such injury or sickness was shown in the application for this rider.

South Dakota
• Disability Waiver Benefit Rider – Definition of Total Disability. A disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.

Texas
• Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.

Utah	• Long-Term Care Benefit Riders are not available.

Outside back cover page
The Statement of Additional Information contains additional information about the Separate Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-688-5177 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000085897NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000085897NW/index.php?ctype=product_prospectus.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000085897

Options Premier
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
Individual Flexible Premium Adjustable Variable Life Insurance Policy
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182928
Columbus, OH 43218-2928
Telephone: 1-800-688-5177
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2023 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state. The Policy is not eligible for dividends and is non-participating.
Temporary Insurance Coverage
Before full insurance coverage takes effect, an Owner may receive temporary insurance coverage (subject to Nationwide's underwriting rules and Policy conditions):
(1)
by answering "no" to the health questions in the temporary insurance agreement;
(2)
by paying the Minimum Initial Premium when the Application is signed; and
(3)
if the Application is dated the same date as, or earlier than, the temporary insurance agreement.
Temporary insurance coverage will take effect as of the date of the temporary insurance agreement. Temporary insurance coverage shall not exceed the lesser of:
(1)
the Face Amount applied for, including term insurance Riders; or
(2)
$500,000.
If Nationwide does not approve the Application, a full refund of the initial Premium paid with the Application will be made to the Owner.
Temporary life insurance coverage is void if the Application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.
Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:
•
5 days from the date the notification of termination of coverage is mailed to the Applicant;
•
the date that full insurance coverage takes effect under the Policy;
•
the date a policy, other than the Policy applied for, is offered to the Applicant; or
•
the 90th day from the date of the temporary agreement.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's Issue Age or sex was stated incorrectly in the Application, Nationwide will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct Issue Age and sex based on the most recent Monthly Deduction. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, the Policy will terminate and Nationwide's liability will be limited to an amount equal to the Premiums paid, less any Indebtedness, and less any partial withdrawals previously paid.
2

If the Insured commits suicide, while sane or insane, within two years from the effective date of any change which increases the death benefit, the Policy will terminate and liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of insurance attributable to the increase and the expense charge for the increase in Face Amount previously deducted from Policy Account Value.
Certain states may require suicide exclusion provisions that differ from those stated here.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received it at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is entitled to the Insurance Proceeds under the Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, Nationwide will pay the Insurance Proceeds in one sum to the Insured's estate.
More Information on Ownership Rights
The Owner may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•
the Beneficiary (the person to receive the Insurance Proceeds when the Insured dies) is designated by the Owner in the Application.
•
the Owner may designate more than one Beneficiary. If more than one Beneficiary is designated, then each Beneficiary that survives the Insured shares equally in any Insurance Proceeds unless the Beneficiary designation states otherwise.
•
if there is not a designated Beneficiary surviving at the Insured's death, Nationwide will pay the Insurance Proceeds in a lump sum to the Insured's estate.
•
the Beneficiary may be changed by providing Nationwide with Written Notice while the Insured is living.
•
the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when Nationwide receives the notice.
•
Nationwide is not liable for any payment or other actions taken before the Owner's Written Notice is received.
•
a Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•
the Owner may be changed by providing a Written Notice to Nationwide at its Service Center at any time while the Insured is alive.
•
the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when the request is received by Nationwide.
•
Nationwide is not liable for any payment or other actions taken before Written Notice is received.
•
changing the Owner does not automatically change the Beneficiary or the Insured.
•
changing the Owner may have tax consequences. Consult a tax advisor before changing the Owner.
Assigning the Policy
•
Policy rights may be assigned while the Insured is alive by submitting Written Notice to Nationwide's Service Center.
•
the interests of the Owner, and any Beneficiary or other person will be subject to any assignment.
•
the Owner retains any ownership rights that are not assigned.
3

•
assignments are subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignment..
•
Nationwide is not:
❍
bound by any assignment unless Written Notice of the assignment is received at its Service Center;
❍
responsible for the validity of any assignment or determining the extent of an assignee's interest; or
❍
liable for any payment made before Written Notice of the assignment is received at its Service Center.
•
assigning the Policy may have tax consequences. Consult a tax advisor before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•
a Written Request for any change in death benefit options must be submitted to Nationwide's Service Center.
•
the Owner may be required to return the Policy in order to make a change.
•
the effective date of the change in death benefit option will be the Policy Processing Day on or following the date the request for a change is approved.
Changing from Option A to Option B:
•
Nationwide will first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then any applicable Rider coverage amounts by the Policy Account Value on the effective date of the change.
•
the death benefit will not change on the effective date of the change.
•
the net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Account Value increases (unless the death benefit is based on the applicable percentage of Policy Account Value).
•
if the Face Amount or applicable Rider coverage amount would be reduced to less than the minimum Initial Face Amount or minimum amount in which the Policy or applicable Rider could be issued, then Nationwide will not allow the change in death benefit option.
Changing from Option B to Option A:
•
the Face Amount will be increased by the Policy Account Value on the effective date of the change.
•
the death benefit will not change on the effective date of the change.
•
unless the death benefit is based on the applicable percentage of Policy Account Value, if the Policy Account Value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings.
•
the preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
•
nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. The nonsmoker designation is not available for Insureds under Attained Age 21, but shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
•
Premium Classes with extra ratings generally reflect higher mortality risks and thus higher cost of insurance rates. Nationwide may place an Insured into a Premium Class with extra ratings for a temporary period of time, due to occupation or temporary illness. Nationwide also may place an Insured into a Premium Class with permanent extra ratings.
4

Loan Interest
Charged Loan Interest. Interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the written instructions of the Owner. If there are no such instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned Policy Account Value.
Earned Loan Interest. Nationwide transfers earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculates collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. The Insurance Proceeds and Net Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Net Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, Nationwide holds an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the Policy Account Value, even if the loan is repaid, because these amounts are credited with an interest rate declared by Nationwide rather than with a rate of return that reflects the investment performance of the Separate Account.
Accordingly, the effect on the Policy Account Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.
Allocations After Increase in Face Amount
Nationwide uses a special method to allocate a portion of existing Policy Account Value to an increase in Face Amount. This method is also used to allocate Premium payments, made on or after the effective date of the increase, between the Initial Face Amount and the increase.
This special method involves allocating according to a ratio between:
(1)
the guideline annual premium for the Initial Face Amount; and
(2)
the guideline annual premium for the total Face Amount on the effective date of the increase (before any deductions are made).
❍
the guideline annual premium is defined in regulations under the Investment Company Act of 1940, as amended. It is used in connection with the calculation of surrender charges. It is approximately equal to the amount of Premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.
If there is more than one increase in Face Amount, guideline annual premiums for each increase in Face Amount are used to allocate Policy Account Values and subsequent Premium payments among the various increases.
Delays in Payments
Nationwide usually pays the amounts of any Surrender, partial withdrawal, Insurance Proceeds, loan, or settlement options within seven days after all applicable Written Notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death are received at the Service Center. However, these payments can be postponed if:
•
the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");
5

•
the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.
Nationwide reserves the right to defer payment of amounts from the Guaranteed Account for up to six months after receipt of the payment request. Interest on any payment deferred for 30 days or more will be paid at an annual rate of 3%.
Nationwide reserves the right to defer payment of Surrenders, partial withdrawals, Insurance Proceeds, or payments under a settlement option until any check or draft submitted to our Service Center has been honored.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a Premium payment. Nationwide may also be required to provide additional information about accounts to government regulators. In addition, Nationwide also may be required to block an account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•
the number of Insureds;
•
the size of the group of purchasers;
•
the total Premium expected to be paid;
•
total assets under management for the Owner;
•
the nature of the relationship among individual Insureds;
•
the purpose for which the Policies are being purchased;
•
the expected persistency of individual Policies; and
•
any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Payment of Policy Benefits
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Insurance Proceeds
Insurance Proceeds will ordinarily be paid to the Beneficiary within seven days after receipt of proof of the Insured's death and all other requirements are satisfied, including receipt at the Service Center of all required documents. Generally, the amount of a payment from the Separate Account is determined as of the date of death. Insurance Proceeds are paid in a single sum unless an alternative settlement option has been selected. If Insurance Proceeds are paid in a single sum, interest is paid at an annual rate of 3% (unless Nationwide declares a higher rate) on the Insurance Proceeds from the date of death until payment is made. Payment of Insurance Proceeds may be postponed under certain conditions.
6

Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•
Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•
Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•
Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•
Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•
Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•
the Final Policy Date;
•
the end of the Grace Period without a sufficient payment;
•
the date the Insured dies; or
•
the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•
the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•
the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•
the surrender Proceeds must be returned in their entirety; and
•
the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•
the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
7

•
any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•
interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•
interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•
any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
8

Additional Information
Potential Conflicts of Interest
In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither Nationwide nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
9

Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Financial Statements
The December 31, 2022 financial statements of the Separate Account and the December 31, 2022 financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 17, 2023 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
10

The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
11

PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Board of Directors Resolutions –
1)
Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
2)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
3)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
5)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
6)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
7)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
8)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
9)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to corresponding exhibits to the initial filing of the Form N-4 registration statement (File No. 333-58308) for Provident Mutual Life Insurance Company, filed on April 5, 2001.
10)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 19, 2002.

11)
Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
b)
Not applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contracts –
1)
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Form VL101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
2)
Children's Term Rider (Form C306). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
3)
Convertible Term Life Rider (Form C308). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4)
Extension of Final Policy Date Rider (Form C822). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
5)
Section 403(b) Rider (C827). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
6)
Change of Insured Rider (Form C901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
7)
Disability Waiver Benefit Rider (Form R1901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
8)
Disability Waiver of Premium Benefit Rider (Form C903). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
9)
Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
10)
Guaranteed Minimum Death Benefit Rider (Form C320). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-55470) for Provident Mutual Life Insurance Company, filed on May 1, 1998.
11)
Additional Insurance Benefit Rider (R2308). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-67775) for Provident Mutual Life and Annuity Company of America, filed on March 4, 1999.
12)
Long Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.

13)
Long Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
14)
Long Term Care Waiver Benefit Rider (Form R1101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
15)
Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
e)
Applications –
1)
Form of Application (Form A3 and Form A4). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-67775) for Provident Mutual Life and Annuity Company of America, filed on April 24, 2000.
2)
Supplemental Application for Flexible Premium. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
3)
Initial Allocation Selection. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
4)
Supplemental Application for Long Term Care Benefits (A624.01). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
5)
Initial Allocation Schedule (A64 1.03). Incorporated herein by reference to corresponding exhibits to post- effective amendment no. 7 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on April 24, 2003.
f)
Depositor's Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf1.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf2.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Incorporated herein by reference to document "exhibitf3.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
g)
Reinsurance Contracts –
1)
Single Life Permanent Pool (ERC). Incorporated herein by reference to corresponding exhibits to pre- effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
2)
Single Life Permanent Pool (RGA). Incorporated herein by reference to corresponding exhibits to pre- effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
3)
Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.

4)
Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
5)
Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
6)
Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
7)
Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
8)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
9)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
10)
YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
11)
YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
h)
Form of Participation Agreements –
The following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company, Incorporated. dated October 1, 2004 with the registration statement under 333-164118, post-effective amendment number 3 filed on April 26, 2011 as document algeramericanpfa.htm
3)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre- effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm

6)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
7)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
8)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated May 1, 1988 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidifpa99h5.htm
9)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated July 15, 1989 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiifpa99h6.htm
10)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated November 22, 1994 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiifpa99h7.htm
11)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
12)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
13)
Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, as amended, dated February 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfsfpa99h11.htm
14)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
15)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
16)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
17)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
18)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
19)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm

20)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
21)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
22)
Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
23)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
24)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
i)
Not applicable.
j)
Not applicable.
k)
Legal Opinion – Previously filed with registration statement (333-164120) on January 4, 2010, as document "exhibitk.htm" and hereby incorporated by reference.
l)
Not applicable.
m)
Not applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not applicable.
p)
Not applicable.
q)
Redeemability Exemption – Attached hereto.
r)
Not Applicable.
99)
Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Carter, John L.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Chief Technology Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Marketing Officer	Jones, Ramon
Executive Vice President-Chief Strategy and Corporate Development Officer	Mahaffey, Michael W.
Executive Vice President-Chief Customer Officer	Shore, Amy T.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Marketing Management - Financial Services	Bair, Ann S.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President-Marketing Content & Delivery	Boyd, Michael A.
Senior Vice President-Legal – NF	Boyer, John N.
Senior Vice President-Chief Diversity & Talent Acquisition Officer	Bretz, Angela D.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Carrel, Michael W.

Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Chief Financial Officer - Nationwide Financial and Director	Ginnan, Steven A.
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Retirement Solutions Sales	Hawley, Craig A.
Senior Vice President-Nationwide Annuity and Director	Henderson, Eric S.
Senior Vice President-Corporate Operations & Litigation Legal	Innis-Thompson, Janice
Senior Vice President-Investment Management Group	Jestice, Kevin T.
Senior Vice President-Internal Audit	Jordan, Gregory S.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Corporate Development	Klett, Angela C.
Senior Vice President-Chief Technology Officer - Corporate Technology	Kolp, Melanie A.
Senior Vice President and Treasurer	LaPaul, David
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-IT Chief Financial Officer, Procurement & BTO	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Richardson, Michael A.
Senior Vice President-Nationwide Retirement Institute	Rodriguez, Kristi L.
Senior Vice President-Corporate Real Estate	Sherry, Kieran P.
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Human Resources - IT & Legal	Sorrell, Gary A.
Senior Vice President-Retirement Solutions	Stevenson, Eric
Senior Vice President-Chief Advanced Analytics Officer	Terry, Shannon
Senior Vice President-Chief Technology Officer - Infrastructure & Operations	Vasudeva, Guruprasad C.
Senior Vice President-Human Resources - NF	Webster, Cynthia S.
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Financial Corporation[3]	Delaware
A stock corporation. The corporation is the holding
company of Jefferson National Life Insurance Company,
Jefferson National Life Insurance Company of New York,
and JNF Advisors, Inc., offering annuity products and
services.

Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Jefferson National Life Insurance Company of New York[2,3]	New York	The company provides variable annuity products.
Jefferson National Life of New York Annuity Account 1[2,3]		A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan sponsors
and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Jefferson National Life of New York Annuity Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Ambrozy, Tina S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President-Tax	Eppley, Daniel P.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-CFO – Life Insurance	Wild, Keith D.
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Reese, John A.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi
Assistant Secretary	Dokko, David
Assistant Secretary	Hartman, Mark E.
Director	Henderson, Eric S.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A

Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 21, 2023.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 21, 2023.
JOHN L. CARTER
John L. Carter, President and Chief Operating Officer and Director
HOLLY R. SNYDER
Holly R. Snyder, Senior Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Executive Vice President and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President-Nationwide Annuity and Director
STEVEN A. GINNAN
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director
KIRT A. WALKER
Director
By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact